SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20509

                             FORM 8-K

                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         October 17, 2006
                         ----------------
                          Date of Report
                (Date of Earliest Event Reported)

                       Sanguine Corporation
      (Exact Name of Registrant as Specified in its Charter)

       Nevada                     0-24480                  95-4347608
       ------                     -------                  ----------
(State or other juris-     (Commission File No.)        (IRS Employer
diction incorporation)                                     I.D. No.)

                        101 East Green Street, # 6
                        Pasadena, California 91105
                        --------------------------
                (Address of Principal Executive Offices)

                             (626)405-0079
                             -------------
                             Telephone No.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Event.

On September 19, 2006, following receipt of comments from the Securities and Exchange Commission related to our liability for the potential of failing to file a registration statement regarding shares of our common stock underlying certain outstanding warrants, David E. Nelson, our CFO, reviewed the possible liability to us regarding the subject warrants that had been subsequently, purchased by individuals closely associated with us. After his review, management concluded that there was a 10% probability that we may have been unable to file the required registration statement timely and to keep it effective during all periods that we were required to keep it effective, and even though the registration statement was timely filed, we could have been liable under the warrant net cash settlement agreement for an additional obligation.

Because of managements conclusion, we decided to amended our Annual Report on Form 10KSB/A-1 for the year ended December 31, 2005, and our Quarterly Reports on Forms 10QSB/A-1 for the quarters ended March 31, 2006, and June 30, 2006, to account for the potential risk of being unable to issue registered common stock for the warrants if they were exercised. These filings were made on October 17, 2006. The potential liability is set forth in the letter of our CFO, David E. Nelson, that is attached hereto and incorporated herein by reference. See Item 9.01 The these potential liabilities have only been reflected in our aforesaid amended reports; accordingly, even though we believe the potential liabilities reflected for other periods estimated are not material, you may not be able to rely on our prior audit reports for the calendar years ended December 31, 2004, 2003 and 2002, to the extent that these potential liabilities are not reflected in our prior financial statements for these calendar years then ended and the respective quarterly periods during these calendar years, that amount to $64,341.01 for December 31, 2004; $2,813.75 for December 31, 2003; and $22,510 for December 31, 2002.

Item 9.01 Financial Statements and Exhibits.

         (a) Exhibits.

Description of Exhibit                          Exhibit Number
----------------------                          --------------

CFO Letter Dated September 19, 2006                99

                            SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Sanguine Corporation

Date:10/18/06                    /s/ David E. Nelson
     --------                    ----------------------------
                                 David Nelson, CFO, Secretary
                                 Treasurer and Director
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